                                                                 Exhibit 10.10

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                            REALNAMES SERVICE AGREEMENT
                           BETWEEN CENTRAAL AND ALTAVISTA

       This Agreement regarding RealNames Service (the "AGREEMENT") is entered into as of April 1, 1999 ("EFFECTIVE DATE") by and between Centraal Corporation, a Delaware corporation with offices at 2 Circle Star Way, 2nd Floor San Carlos, CA 94070-1350 ("CENTRAAL") and AltaVista Company, a Delaware corporation with offices at 529 Bryant Street, Palo Alto, CA, U.S.A. 94301 ("ALTAVISTA").

       WHEREAS, Centraal is a provider of "RealNames Service", which allows users of the Internet to access the World Wide Web sites of RealNames Subscribers, by using a short key word, trade name or phrase in lieu of a Uniform Resource Locator ("URL"); and

       WHEREAS, ALTAVISTA is a provider of Internet services which allow Internet users to search the World Wide Web; and

       WHEREAS, Centraal and ALTAVISTA desire to offer RealNames Service in conjunction its World Wide Web search engines on the terms and conditions set forth below; and

       WHEREAS, ALTAVISTA and Centraal desire to supersede all previous agreements relating to the provision of the RealNames Service on ALTAVISTA's World Wide Web services.

NOW, THEREFORE, the parties agree as follows:

       1.     DEFINITIONS.

              1.1 "ALTAVISTA PRODUCT" means the ALTAVISTA World Wide Web services described in EXHIBIT A hereto and other Internet properties of ALTAVISTA and all corrections, updates, upgrades, patches or other modifications or additions thereto during the term of this Agreement.

              1.2 "ANNUAL NET SUBSCRIPTION FEE" means gross annual subscription fee less any payments actually paid to third parties who directly provide services for the RealNames Service (not to exceed thirty percent (30%) of such annual subscription fee where applicable) and less taxes, discounts, allowances and adjustments, refunds, and bad debts. Centraal may set such discounts, or make such allowances and adjustments, or provide refunds to its customers, as it deems advisable.

              1.3 "CENTRAAL COMPETITOR" means as of the Effective Date, NetWord and Labrador Software and such other competitors as the parties may mutually agree upon from time to time in writing.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              1.4 "CENTRAAL MATERIALS" means the Software, Documentation, RealNames Data or Confidential Information disclosed by Centraal and any part or combination thereof.

              1.5 "DOCUMENTATION" means the Centraal documents and materials described in EXHIBIT A hereto.

              1.6 "INTEGRATED PRODUCT" means an ALTAVISTA Product that is combined with the Software in object code form in order to provide RealNames Service integrated with the ALTAVISTA Product.

              1.7 "LOCALIZATION" and "Localized" means the translation of English language Centraal Materials described in EXHIBIT A into a non-English language designated in EXHIBIT A such that a user fluent in such non-English language would be able to understand and/or operate such Centraal Materials to the same extent a user fluent in English would be able to understand and/or operate such Centraal Materials in English.

              1.8 "NET PAID ADVERTISING FEES" means gross advertising fees actually paid to ALTAVISTA less agency or advertising representation from commissions (or the internal equivalent ALTAVISTA cost to generate gross revenues not to exceed 30%) and less credits, discounts, taxes, and technology or content distribution royalty fees where actually paid.

              1.9 "NET REALNAMES RESOLUTION FEES" means gross RealNames Resolution fees less any payments actually paid to third parties who provide services for the RealNames Service (not to exceed thirty percent (30%) of such gross RealNames Resolution fees and less taxes, discounts, allowances and adjustments, refunds, and bad debts. Centraal may set such discounts, or make such allowances and adjustments, or provide refunds to its customers, as it deems advisable.

              1.10 "PRECISE RESULTS" means when the term searched by a an Internet user in RealNames Resolution results in an identical match to the term used by the Internet user.

              1.11 "REALNAMES ADDRESS" means the proprietary natural language address assigned by Centraal to a RealNames Subscriber which can be translated into a URL address through RealNames Resolution.

              1.12 "REALNAMES DATA" means the proprietary address information database maintained by Centraal relating to RealNames Addresses for RealNames Subscribers' URLs.

              1.13 "REALNAMES ENABLER" means a software extension which is proprietary to Centraal and which allows Internet users to perform RealNames Resolutions in the browser.

              1.14 "REALNAMES ENABLED RESULTS" means those results in an Integrated Product which shows the Internet User the results of a RealNames Resolution. RealNames Enabled Results includes both Precise Results and Relevant Results.

              1.15 "REALNAMES IMPRESSION" means the appearance of a particular RealNames Subscriber's RealNames Address on RealNames Enabled Results either as a Precise Result or a Relevant Result.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              1.16 "REALNAMES RESOLUTION" means the process by which a natural language or other search term that generates a RealNames Impression may be used by an Internet user to direct the Internet user to the URL of a RealNames Subscriber.

              1.17 "REALNAMES SERVICE" means the provision of a RealNames Address to a RealNames Subscriber and the provision of RealNames Resolution services.

              1.18 "REALNAMES SUBSCRIBER" means a third party entity with a World Wide Web page which has entered into a Subscriber Agreement and has been granted a RealNames Address.

              1.19 "RELEVANT RESULTS" means when the term searched by an Internet user in RealNames Resolution results in a match that is not identical, but close to, the exact search term used by the Internet user.

              1.20 "SOFTWARE" means the Centraal software described in EXHIBIT A in object code only and any Updates thereto.

              1.21 "SUBSCRIBER AGREEMENT" means the Subscriber Agreement attached as EXHIBIT E hereto which may be amended by Centraal in its sole discretion.

              1.22 "UPDATE" means any correction, update, upgrade, patch or other modification or addition to the Software supplied by Centraal in its sole discretion.

       2.     LICENSE GRANTS.

              2.1 LICENSE TO SOFTWARE. Subject to the terms and conditions of this Agreement, Centraal hereby grants to ALTAVISTA the following licenses:

                     (a) A non-exclusive, non-transferable license to display or perform the Software, in object code or binary form only, only as part of Integrated Products;

                     (b) A non-exclusive, non-transferable license to use the Software solely to provide technical support for the Integrated Products; and

                     (c) A non-exclusive, non-transferable license to use and reproduce the Software (in object code form or binary form only) and Documentation solely for ALTAVISTA's own internal business purposes on Integrated Products, solely as necessary to exercise the rights granted in this Section 2.

              2.2 LICENSE TO REALNAMES DATA. Subject to the terms and conditions of this Agreement, Centraal further grants to ALTAVISTA a non-exclusive license to access, display and transmit portions of the RealNames Data (as may be provided by Centraal in its sole discretion), solely as necessary to provide RealNames Service on an Integrated Product in accordance with this Agreement.

              2.3 SUB-LICENSE. ALTAVISTA may sublicense to third parties, solely in connection with the simultaneous license of an ALTAVISTA Product, the rights under Sections

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.1 and 2.2, pursuant to a written agreement which is at least as protective of Centraal's intellectual property rights and is consistent with the terms and conditions of this Agreement, but only with the prior written approval of Centraal.

              2.4 PROPRIETARY NOTICES. On each copy of the Software or RealNames Data reproduced or displayed, ALTAVISTA shall reproduce all copyright or other proprietary notices contained on the Software, RealNames Data or other Centraal Materials.

              2.5 OWNERSHIP IN CENTRAAL MATERIALS. As between Centraal and ALTAVISTA, Centraal will retain all right, title, and interest in the Centraal Materials and RealNames Data, and all intellectual property rights therein. ALTAVISTA shall not remove, modify, or obscure any copyright or other proprietary notices on the Centraal Materials and RealNames Data. ALTAVISTA shall not, and shall not authorize any third party to (1) create derivative works of, alter or in any way modify the Centraal Materials or RealNames Data without the prior written consent of Centraal, (2) translate, decompile, disassemble, reverse compile, reverse engineer, or decode the Software or in any other manner reduce the Software to human perceivable form, or (3) use any Centraal Materials or RealNames Data to construct, reverse engineer or assemble any database, including without limitation, a URL database. Centraal hereby reserves all rights not expressly granted to ALTAVISTA in this Agreement.

       3.     LOCALIZATION.

              3.1 LOCALIZATION. Centraal agrees to provide the Centraal Materials described in EXHIBIT A in the languages described in EXHIBIT A. In the event that the parties agree that additional Localization work shall be performed, the parties shall agree in writing which materials shall be Localized, which languages and which party shall be responsible for such Localization. All Localization shall be done at each party's respective costs, unless agreed otherwise in writing. ALTAVISTA represents and warrants that all ALTAVISTA employees, agents, contractors or consultants that will be provided access to Centraal Materials have signed agreements with customary terms containing confidentiality provisions and assignment of inventions. ALTAVISTA covenants that during the term of this Agreement, it will continue to require all ALTAVISTA employees, agents, contractors or consultants which have access to Centraal Materials to sign an Employee NDA/Invention Agreement providing for an assignment of intellectual property rights to ALTAVISTA.


              3.2 OWNERSHIP OF LOCALIZED CENTRAAL MATERIALS. Centraal shall own all right, title, and interest in the Localization of the Centraal Materials regardless of which party shall perform such Localization. ALTAVISTA hereby irrevocably transfers, conveys and assigns to Centraal in perpetuity all right, title, and interest in such Localization of the Centraal Materials, including without limitation all copyrights including the right to make derivative works and collective works with respect thereto, it being understood, however, that ALTAVISTA has, and transfers, no rights with respect to the underlying Centraal Materials. Centraal shall have the exclusive right to apply for or register copyrights and such other proprietary protections as it wishes. ALTAVISTA agrees to execute such documents, render such assistance, and take such other action as Centraal may reasonably request, at Centraal's expense, to apply for, register, perfect, confirm, and protect Centraal's rights in the Localization of the Centraal Materials including (without limitation) an assignment of copyright in the form

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

attached hereto as EXHIBIT D. Without limiting the foregoing, Centraal shall have the exclusive right to commercialize, prepare and sell products based upon, sublicense, prepare derivative works from, or otherwise use or exploit the Localization of the Centraal Materials.

                     3.2.1 WAIVER OF MORAL RIGHTS. ALTAVISTA hereby waives any and all moral rights, including any right to identification of authorship or limitation on subsequent modification, that ALTAVISTA (or its employees, agents or consultants) has or may have in any Localization of the Centraal Materials.

                     3.2.2 POWER OF ATTORNEY. In the event that Centraal is unable to secure ALTAVISTA's signature to any document required for any copyright or other intellectual property application or registration with respect to any Localization of the Centraal Materials, ALTAVISTA hereby irrevocably designates and appoints Centraal and its duly authorized officers and agents as its agents and attorneys-in-fact, to act for and in its behalf and instead of ALTAVISTA, to execute and file any such application, and to do all other lawfully permitted acts to further the prosecution and issuance of intellectual property rights thereon with the same legal force and effect as if executed by ALTAVISTA. This power of attorney shall be deemed coupled with an interest and shall be irrevocable.

       4.     APPOINTMENT AS A PROVIDER OF REALNAMES SERVICE.

              4.1 APPOINTMENT AS PROVIDER OF REALNAMES SERVICE. Subject to the terms and conditions herein, Centraal hereby appoints ALTAVISTA as a non-exclusive RealNames Service provider, and ALTAVISTA hereby accepts such appointment. Centraal reserves the right to provide RealNames Service directly, and to appoint third-parties as providers of RealNames Service.

              4.2 PROMOTION OF THE REALNAMES SERVICE. ALTAVISTA shall, at its own expense and in a manner that it shall determine: (i) promote the use of the RealNames Service in the ALTAVISTA Products, (ii) provide links from the ALTAVISTA's World Wide Web site that provide RealNames Service information and access; and (iii) integrate the ALTAVISTA Product and RealNames Service in accordance with Section 4.3 below. In no event shall ALTAVISTA make any representations, guarantees or warranties concerning the RealNames Service except as expressly authorized by Centraal in writing.

              4.3    INTEGRATION OF REALNAMES SERVICE INTO ALTAVISTA PRODUCT.

                     4.3.1 PRODUCT INTEGRATION. ALTAVISTA shall, at its own expense (except for Centraal's reasonable technical assistance which shall be provided at Centraal's expense) integrate the RealNames Service into the ALTAVISTA Product for use by Internet users who wish to search for a RealNames Address or subscribe to a RealNames Address. The RealNames Enabled Results shall be marked with a "RN" superscript to indicate those results which have RealNames Addresses.

                     4.3.2 CO-BRANDED PAGES. The parties shall, at their own expense, develop a World Wide Web page which carries each parties' Trademarks (as defined in Section 6 below) that display the RealNames Enabled Results (the "Co-Branded Page") based upon the

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

criteria developed in Section 4.3.2.1 and 4.3.2.2 for the Integrated Product. ALTAVISTA shall have the option to cease display of the Co-Branded page on sixty (60) days' prior written notice. ALTAVISTA shall seek to obtain and maximize advertising or other promotional revenues from the Co-Branded Page and compensate Centraal in accordance with EXHIBIT B.

                            4.3.2.1  RANKING AND RELEVANCE. The parties shall
agree in writing to mutually agreeable relevance and ranking criteria for displaying RealNames Enabled Results on a Co-Branded Page.

                            4.3.2.2  CO-BRANDED PAGE LOOK AND FEEL. The
parties shall agree in writing to the "look and feel" for the Co-Branded Page so as to approximate the "look and feel" of similar pages on the ALTAVISTA Product. Notwithstanding anything herein to the contrary, AltaVista shall maintain control over all aspects of the "look and feel" of its web sites.

              4.4 REALNAMES SUBSCRIPTIONS. Subject to the terms and conditions of this Agreement, ALTAVISTA shall have the non-exclusive authority to solicit applications for RealNames Subscriptions by providing a link to a registration site designated by Centraal in writing. Centraal reserves the right to directly or indirectly solicit the subscription of RealNames Addresses.

                     4.4.1. PRICES AND TERMS OF SALE. Attached as EXHIBIT E hereto is a copy of Centraal's current Subscriber Agreement and registration subscription form. Centraal may alter, at will, the Subscriber Agreement, prices, availability schedules, and other terms and conditions for the RealNames Service upon written notice to ALTAVISTA. Each order shall be governed by the prices, Subscriber Agreement, availability schedules, and other terms and conditions in effect at the time the order is accepted by Centraal.

                     4.4.2. ORDERS AND ACCEPTANCE. Orders for RealNames Address subscriptions solicited by ALTAVISTA shall take place through a series of HTML registration pages on a Centraal World Wide Web site. All completed orders for the RealNames Service will be processed by Centraal or its designee, and Centraal or its designee will perform the subscription registration, collect the fees for the subscription (where applicable), and send via electronic mail Centraal's then-current acknowledgements, software browser plug-ins, or other materials, to the RealNames Subscriber. All orders solicited by ALTAVISTA are subject to acceptance by Centraal. ALTAVISTA shall have no authority to make any acceptance or commitments to customers on behalf of Centraal. Centraal specifically reserves the right to reject any order or any part thereof for any reason. ALTAVISTA shall have no right to data or information gathered from RealNames Subscribers by Centraal.

              4.5 PROVISION OF REALNAMES RESOLUTION. Subject to the terms and conditions of this Agreement, Centraal hereby appoints ALTAVISTA as a non-exclusive provider of RealNames Resolution services on the Integrated Product, and ALTAVISTA hereby accepts such appointment. Centraal shall perform RealNames Resolutions for ALTAVISTA, as follows: (a) the Integrated Products shall include, an input mechanism to prompt the World Wide Web user for a key word or search term; (b) ALTAVISTA shall cause its computer servers to determine which key words are appropriate for RealNames Resolutions; (c) ALTAVISTA shall cause its computer servers to communicate such key words to the computer servers of Centraal,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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at an address and according to specifications reasonably required by Central;
(d) Central, upon receipt of such key word, will cause its computer servers to perform RealNames Resolutions, and will display a list of results of such RealNames Resolutions that correspond with such key word or search term and corresponding URLs on the co-branded RealNames Enabled Results page created pursuant to Section 4.3.2; (e) the RealNames Enabled Results shall be marked with a "RN" superscript to denote those results which have a RealNames Address; and (f) should the World Wide Web user click on one of the search results displayed on the RealNames Enabled Results page that are produced through the RealNames Resolutions process the Internet user will be directed to the correct URL through the RealNames Resolvers.

              4.6 EXCLUSIVITY. During the term of this Agreement, ALTAVISTA shall not provide a subscriber based keyword matching system of a Centraal Competitor.

              4.7 SUB-DISTRIBUTORS. ALTAVISTA shall not sub-license or appoint sub-distributors of its rights and obligations under Section 4 without Centraal's prior written consent.

       5.     COMPENSATION.

              5.1 FEES. Fees will be paid as described in EXHIBIT B.

        6.     USE OF TRADEMARKS.

              6.1 BRANDING. ALTAVISTA shall apply the "RealNames (sm) enabled" and/or RealNames (sm)" logo (a copy of which is attached as EXHIBIT F-1) on the Co-Branded page created pursuant to Section 4.3.2, in a manner agreed upon by the parties. ALTAVISTA shall also include the phase, "-C- 1999 Centraal Corporation. All rights reserved. REALNAMES (sm) is a service mark of Centraal Corporation" with each use of the Centraal Trademark.

              6.2    USE OF CENTRAAL TRADEMARKS.

                     6.2.1. AUTHORIZED USES. During the term of this Agreement, ALTAVISTA may state that the Integrated Product includes the RealNames Service, and may use in its packaging, marketing, promotional and advertising materials of the Integrated Products such applicable trademarks, trade names and logos of Centraal (collectively, the "Centraal Trademarks") in connection therewith, but only as set forth, and in the manner indicated, on EXHIBIT F-1 or as Centraal may otherwise provide in writing. ALTAVISTA may also indicate to the public that it is an authorized provider of Centraal's RealNames Service and advertise such RealNames Service under Centraal's Trademarks. Before any such use of a Centraal Trademark, ALTAVISTA must provide to Centraal samples of any such materials, and ALTAVISTA shall not engage in any use of any Centraal Trademark not approved by Central. If Centraal does not object within five (5) business days after receipt of such samples, the materials will be deemed approved. Centraal will not unreasonably withhold on delay its approval of such materials.

                     6.2.2. OWNERSHIP BY CENTRAAL. Nothing herein will grant ALTAVISTA any right, title or interest in Centraal's Trademarks. Any and all good will arising from ALTAVISTA's use of the Centraal Trademarks will inure solely to the benefit of Centraal ALTAVISTA shall not assert any claim to the Centraal Trademarks (or any confusingly similar

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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mark) or such good will. ALTAVISTA shall execute such documents as Centraal may reasonably request from time to time to record or effectuate Centraal's ownership of the Centraal Trademarks and related good will. ALTAVISTA shall not register any Centraal Trademark, or any mark confusingly similar thereto for any products or services in any jurisdiction. If ALTAVISTA registers or applies for such registration in any jurisdiction, Centraal may require (in Centraal's sole discretion) ALTAVISTA to assign (at ALTAVISTA's expense) all of the rights pertaining to such registration or application to Centraal or withdraw from all such procedures.

                     6.2.3. REGISTERED USER AGREEMENTS. To the extent necessary to properly protect Centraal's rights, ALTAVISTA and Centraal shall enter into registered user agreements with respect to Centraal's Trademarks pursuant to applicable trademark law requirements. ALTAVISTA shall be responsible for proper filing of the registered user agreement with appropriate government authorities and shall pay all costs or fees associated with such filing.

              6.3    USE OF ALTAVISTA TRADEMARKS.

                     6.3.1. AUTHORIZED USES. During the term of this Agreement, Centraal may use in its packaging, marketing, promotional and advertising materials such applicable trademarks, trade names and logos of ALTAVISTA (collectively, the "ALTAVISTA Trademarks") in connection therewith, but only as set forth, and in the manner indicated, on EXHIBIT F-2 or as ALTAVISTA may otherwise provide in writing. Before any such use of a ALTAVISTA Trademark, Centraal must provide to ALTAVISTA samples of any such materials, and Centraal shall not engage in any use of any ALTAVISTA Trademark not approved by ALTAVISTA. If ALTAVISTA does not object within five
(5) business days after receipt of such samples, the materials will be deemed approved. ALTAVISTA will not unreasonably withhold on delay its approval of such materials.

                     6.3.2. OWNERSHIP BY ALTAVISTA. Nothing herein will grant Centraal any right, title or interest in ALTAVISTA's Trademarks. Any and all good will arising from Centraal's use of the ALTAVISTA Trademarks will inure solely to the benefit of ALTAVISTA. Centraal shall not assert any claim to the ALTAVISTA Trademark (or any confusingly similar mark) or such good will. Centraal shall execute such documents as ALTAVISTA may reasonably request from time to time to record or effectuate ALTAVISTA's ownership of the ALTAVISTA Trademarks and related good will. Centraal shall not register any ALTAVISTA Trademark, or any mark confusingly similar thereto for any products or services in any jurisdiction. If Centraal registers or applies for such registration in any jurisdiction, ALTAVISTA may require (in ALTAVISTA's sole discretion) Centraal to assign (at Centraal's expense) all of the rights pertaining to such registration or application to ALTAVISTA or withdraw from all such procedures.

                     6.3.3. REGISTERED USER AGREEMENTS. To the extent necessary to properly protect ALTAVISTA's rights, ALTAVISTA and Centraal shall enter into registered user agreements with respect to ALTAVISTA's Trademarks pursuant to applicable trademark law requirements. Centraal shall be responsible for proper filing of the registered user agreement with appropriate government authorities and shall pay all costs or fees associated with such filing.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        7.     TRAINING. SUPPORT AND MAINTENANCE.

       Centraal's obligations regarding training, support and maintenance for the RealNames Service; the respective rights and responsibilities of Centraal and ALTAVISTA for such training, support and maintenance; and any charges to ALTAVISTA for such training, support or maintenance, are set forth in EXHIBIT C.

       8.     TERM AND TERMINATION.

              8.1 TERM. This Agreement will commence on the Effective Date and continue for an initial term which will expire on December 31, 2000, unless earlier terminated as set forth herein. Thereafter, this Agreement will be automatically renewed for successive one (1) year terms, unless, at least sixty (60) days prior to the commencement of an additional one (1) year term, a party notifies the other party in writing of its intention not to renew the Agreement. Either party may terminate this agreement for convenience upon sixty (60) days' written notice to the other party.

              8.2 DEFAULT. If either party materially defaults in the performance of any of its material obligations hereunder and if any such default is not corrected within sixty (60) days after notice in writing, then the non-defaulting party, at its option, may, in addition to any other remedies it may have, thereupon terminate this Agreement by giving written notice of termination to the defaulting party; provided however, no party shall be deemed to be in breach of this Agreement, and there shall be no termination for default, during such time that a party makes diligent efforts to correct a default which is capable of correction.

              8.3 INSOLVENCY. This Agreement may be terminated by either party, upon written notice: (i) upon the institution by the other party of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of its debts, which are not dismissed or otherwise resolved in its favor within sixty (60) days thereafter, (ii) upon the other party's making a general assignment for the benefit of creditors, or (iii) upon the other party's dissolution or ceasing to conduct business in the ordinary course.

              8.4 RETURN OF CENTRAAL MATERIALS. All information and materials provided or delivered to ALTAVISTA under this Agreement, including without limitation any source code which may be provided by Centraal, and all copies or portions of copies and any summaries thereof, shall be promptly returned to Centraal. Within thirty (30) days after the termination of this Agreement, ALTAVISTA shall certify in writing that: (1) all such materials have been returned to Centraal, or (2) all such materials have been destroyed.

              8.5    SURVIVAL.

                     (a) The parties' rights and obligations of Sections 2.4, 2.5, 3.2, 6.2.2, 6.2.3, 6.3.2, 6.3.3, 8.4, 8.5, 9, 10, 11, 12 and 13 will survive any termination or expiration of this Agreement. In addition, each party shall be obligated to pay any amounts owing pursuant to Section 5.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                     (b) Upon expiration or termination of this Agreement,
all of ALTAVISTA's rights and licenses with respect to the Software will automatically and immediately terminate.

                     (c) Upon expiration or termination of this Agreement, ALTAVISTA shall take all reasonable action which is requested by Centraal for the orderly transfer of RealNames Service from ALTAVISTA to Centraal or its designee.

              8.6 LIMITATION OF LIABILITY UPON TERMINATION. In the event of termination by either party in accordance with any of the provisions of this Agreement, neither party will be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, investments, or commitments in connection with the business or goodwill.

       9.     INFRINGEMENT INDEMNITY.

              9.1 CENTRAAL'S INDEMNITY. Centraal, at its own expense, shall defend or at its option settle, any claim brought against ALTAVISTA on the issue of infringement of any copyright, United States patent, trade secret or trademark of any third party to the extent attributable to the RealNames Service, provided that ALTAVISTA provides Centraal with: (i) prompt written notice of such claim, (ii) control over the defense and settlement of such claim, and (iii) proper and full information and assistance to settle or defend any such claim. If Centraal believes, in its sole discretion, that it is likely that ALTAVISTA will be prohibited from exercising its right to use the RealNames Service as provided under this Agreement, then Centraal may, at its sole option and expense: (i) procure the right to use the RealNames Service as provided herein, (ii) replace the RealNames Service with other non-infringing services with equivalent functionality, (iii) suitably modify the RealNames Service so that they do not infringe, or (iv)terminate this Agreement. Notwithstanding the above, Centraal assumes no liability for infringement claims arising from combination of the RealNames Service with products or services not provided by Centraal, but not arising from the RealNames Service standing alone. THE FOREGOING PROVISIONS OF THIS SECTION
9.1 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF CENTRAAL, AND THE EXCLUSIVE REMEDY OF ALTAVISTA, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS UNDER THIS AGREEMENT.

              9.2 ALTAVISTA'S INDEMNITY. ALTAVISTA, at its own expense, shall defend or at its option settle, any claim brought against Centraal on the issue of infringement of any copyright, United States patent, trade secret or trademark of any third-party by the Integrated Product (except to the extent excluded under Section 9.1), provided that Centraal provides ALTAVISTA with: (i) prompt written notice of such claim, (ii) control over the defense and settlement of such claim, and (iii) proper and full information and assistance to settle or defend any such claim. THE FOREGOING PROVISIONS OF THIS SECTION 9.2 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF ALTAVISTA, AND THE EXCLUSIVE REMEDY OF CENTRAAL, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT UNDER THIS AGREEMENT.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       10. WARRANTY AND DISCLAIMER. EACH PARTY ACKNOWLEDGES AND AGREES THAT THE SERVICES OF THE OTHER PARTY PROVIDED HEREUNDER ARE BEING PROVIDED "AS IS, WITH ALL FAULTS," AND THAT NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AND SPECIFICALLY DISCLAIMS, ON ITS OWN BEHALF ON AND BEHALF OF ITS SUPPLIERS AND LICENSORS, ANY WARRANTIES AS TO THE USEFULNESS, ACCURACY, RELIABILITY OR EFFECTIVENESS OF SUCH SERVICES OR THAT ANY OF SUCH SERVICES PROVIDED HEREUNDER WILL BE ERROR FREE, OR THAT DEFECTS HAVE OR WILL BE CORRECTED, OR THAT SUCH SERVICES WILL MEET THE NEEDS OF SUCH PARTY OR ANY THIRD PARTY. WITHOUT LIMIT THE FOREGOING, EACH PARTY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY FAILURE, DISRUPTION, DOWNTIME, INCORRECT LINKAGE OR OTHER NON PERFORMANCE OF EACH OTHER'S SERVICE.

       11. LIMITATION OF LIABILITY. CENTRAAL'S LIABILITY ARISING OUT OF THIS AGREEMENT WILL NOT EXCEED THE AMOUNTS PAID BY CENTRAAL TO ALTAVISTA PURSUANT TO THIS AGREEMENT. CENTRAAL WILL NOT BE LIABLE FOR LOST PROFITS OR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT WHETHER OR NOT CENTRAAL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ALTAVISTA ACKNOWLEDGES THAT COMMISSIONS AGREED UPON BY CENTRAAL AND ALTAVISTA ARE BASED IN PART UPON THESE LIMITATIONS, AND THAT THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

       12.    CONFIDENTIALITY.

              12.1 CONFIDENTIAL INFORMATION. The term "Confidential Information" means any information disclosed by one party to the other pursuant to this, Agreement that is in written, graphic, machine readable or other tangible form and is designated "Confidential", "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and is reduced to writing by the disclosing party within a reasonable time (not to exceed thirty (30) days) after its oral disclosure, and such writing is marked in a manner to indicate its confidential nature and delivered to the receiving party. Confidential Information shall include (without limitation) any source code that may be provided by Centraal.

              12.2 CONFIDENTIALITY. Each party shall treat as confidential all Confidential Information of the other party, shall not use such Confidential Information except to exercise its rights and perform its obligations under this Agreement herein, and shall not disclose such Confidential Information to any third party. Without limiting the foregoing, each of the parties shall use at least the same degree of care it uses to prevent the disclosure of its own confidential information of like importance, to prevent the disclosure of Confidential Information of the other

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

party. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information.

              12.3 EXCEPTIONS. Confidential Information excludes information that: (i) was in the public domain at the time it was disclosed or has become in the public domain through no fault of the receiving party;
(ii) was known to the receiving party, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure;
(iii) is disclosed with the prior written approval of the disclosing party;
(iv) was independently developed by the receiving party without any use of the Confidential Information; (v) becomes known to the receiving party, without restriction, from a source other than the disclosing party, without breach of this Agreement, by the receiving party; or (vi) is disclosed generally to third parties by the disclosing party without restrictions similar to those contained in this Agreement. The receiving party may disclose the other party's Confidential Information to the extent such disclosure is required by order or requirement of a court, administrative agency, or other governmental body, but only if the receiving party provides prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

              12.4 CONFIDENTIALITY OF AGREEMENT. Each party may disclose the existence of this Agreement, but agrees that the terms and conditions of this Agreement will be treated as Confidential Information; provided, however, that each party may disclose the terms and conditions of this
Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the parties; (iv) in confidence, to accountants, banks, and financing sources and their advisors;
(v) in connection with the enforcement of this Agreement or rights under this Agreement; or (vi) in confidence, in connection with an actual or proposed merger, acquisition, or similar transaction. After the Effective Date of this Agreement, Centraal shall issue a press release announcing this Agreement and the inclusion of RealNames Service in the ALTAVISTA Product; provided however, that prior to such press release, Centraal shall submit the press release to ALTAVISTA for its approval, which shall not be unreasonably withheld or delayed.

              12.5 SOURCE CODE SECURITY. In the event that Centraal provides source code to ALTAVISTA, ALTAVISTA shall use the source code for the Software only under carefully controlled conditions at Centraal's facilities or ALTAVISTA's facilities for the purposes set forth in this Agreement, and shall inform all employees who are given access to the Software by ALTAVISTA that the source code of the Software is a confidential trade secret of Centraal. ALTAVISTA shall restrict access to the Software to those employees of ALTAVISTA who have agreed to be bound by a confidentiality obligation substantially in the form of this Section 12, and who have a need to access the source code to carry out the purposes of this Agreement. Upon request by Centraal, ALTAVISTA shall provide Centraal with the names of all individuals who have accessed such materials, and shall take all actions reasonably required to recover any such materials in the event of loss or misappropriation, or to otherwise prevent their unauthorized disclosure or use. ALTAVISTA shall indemnify and hold harmless Centraal for any breach of such confidentiality obligation or of this Agreement by any of ALTAVISTA's employees, agents and representatives. Upon conclusion of the Localization in EXHIBIT A, ALTAVISTA shall return to Centraal, all copies and portions thereof (in any form) of the Software. Upon Centraal's request, ALTAVISTA shall promptly certify in writing its compliance with this Section 12.5.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

   13.    GENERAL.

              13.1 INDEMNIFICATION OF CENTRAAL. In addition to the intellectual property infringement claims provided for under Section 9, ALTAVISTA shall indemnify and hold Centraal harmless against any liability, or any litigation cost or expense (including attorneys' fees), arising out of third party claims against Centraal as a result of ALTAVISTA's use or distribution of the RealNames Service and Centraal Materials.

              13.2 PARTIAL INVALIDITY. If any provision in this Agreement is found invalid or unenforceable, then the meaning of such provision will be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it will be severed from the remainder of this Agreement, which will remain in full force and effect, and the parties shall negotiate, in good faith, a substitute, valid and enforceable provision that most nearly effects the parties' intent in entering into this Agreement.

              13.3 INDEPENDENT CONTRACTORS. The parties hereto are independent contractors. Nothing contained herein will constitute either party the agent of the other party, or constitute the parties as partners or joint venturers. ALTAVISTA shall make no representations or warranties on behalf of Centraal with respect to the Software.

              13.4 MODIFICATION. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement will be valid or binding on either party unless the same is mutually agreed to in writing by both parties.

              13.5 WAIVER. The failure of either party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, will not be construed to be a waiver of such provisions, or in any way affect the right of either party to enforce such provision thereafter. The express waiver by either party of any provision of this Agreement will not constitute a waiver of any future obligation to comply with such provision.

              13.6 ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party shall assign any of its rights, obligations, or privileges (by operation of law or otherwise) hereunder without the prior written consent of the other party. Notwithstanding the foregoing, either party may assign this Agreement to a successor in interest (or its equivalent) of all or substantially all of its relevant assets, whether by sale, merger, or otherwise. In the event that the ALTAVISTA Product is spun-off as part of a newly formed separate legal entity, this Agreement shall be promptly and fully assigned to such entity. Any attempted assignment in violation of this section shall be void.

              13.7 NOTICES. Any notice required or permitted to be given by either party under this Agreement will be in writing and personally delivered or sent by commercial courier service (e.g., DHL), or by first class airmail (certified or registered if available), to the other party at its address below, or such new address as may from time to time be supplied hereunder by the parties hereto. If mailed, notices will be deemed effective five (5) working days after deposit, postage prepaid, in the mail:

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              IF TO CENTRAAL:

              IF BY COURIER/OVERNIGHT DELIVERY
              Centraal Corporation
              2 Circle Star Way, 2nd Floor
              San Carlos, CA 94070-1350
                     Attention: J. Michael Arrington, Esq.
                                   General Counsel

              IF BY MAIL
              Centraal Corporation
              P.O. Box 3500
              San Carlos, CA 94070-1350
                     Attention: J. Michael Arrington, Esq.
                                   General Counsel

                     WITH A REQUIRED COPY TO:

                            James N. Strawbridge, Esq.
                            Wilson Sonsini Goodrich & Rosati
                            650 Page Mill Road
                            Palo Alto CA 94304
                            Tel: 650-493-9300

              IF TO ALTAVISTA:

              ALTAVISTA COMPANY
              1825 S. Grant Street, Suite 410
              San Mateo; CA; 94402
              Tel: (650) 295-2500
              Fax: (650) 295-3314
              Attention: General Manager

                            WITH A REQUIRED COPY TO:

                            ALTAVISTA COMPANY
                            529 Bryant Street
                            Palo Alto CA 94301
                                   Attention: Legal Department

              13.8 EXPORT REGULATIONS. ALTAVISTA understands and acknowledges that the Centraal is subject to regulation by agencies of the United States Government, including, but not limited to, the U.S. Department of Commerce, which prohibit export or diversion of certain technology to certain countries. Any obligations of the Centraal to provide services are subject in all respects to such United States laws and regulations as from time to time govern the license

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

and delivery of technology and services outside the United States. ALTAVISTA shall comply with all applicable provisions of U.S. Law, and shall not export, reexport, transfer, divert or disclose, directly or indirectly, including via remote access, the Software, any confidential information contained or embodied in the Software, or any direct product thereof, except as authorized under the Export Administration Regulations or other United States laws and regulations governing exports in effect from time to time.

              13.9 PAYMENT. Payment must be in U.S. Dollars. All references to "dollars" or "$" in this Agreement mean United States dollars.

              13.10 FORCE MAJEURE. Notwithstanding anything else in this Agreement, no default, delay or failure to perform on the part of either party will be considered a breach of this Agreement if such default, delay or failure to perform is shown to be due to causes beyond reasonable control of the party charged with a default, including, but not limited to, causes such as strikes, lockouts or other labor disputes, riots, civil disturbances, actions or inactions of governmental authorities or suppliers, epidemics, war, embargoes, severe weather, fire, earthquakes, acts of God or the public enemy, nuclear disasters, or default of a common carrier. A party seeking to excuse its performance under this Section 13.10, shall provide notice to the other party, and shall perform its obligations under this Agreement as soon as reasonably possible under the circumstances.

              13.11 ENTIRE AGREEMENT. The terms and conditions of this Agreement, including all Exhibits hereto, constitute the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. Nothing in this Agreement shall be construed to supersede the terms of any non-disclosure agreement previously entered into by the Parties.

              13.12 LANGUAGE. This Agreement is in the English language only, which language will be controlling in all respects, and all versions hereof in any other language will not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement must be in the English language. The parties hereto confirm that it is their wish that this Agreement, as well as other documents relating hereto, including notices, have been and will be written in the English language only.

              13.13 TAXES. All payments by ALTAVISTA must be made free and clear of, and without reduction for, any withholding taxes. Any such taxes which are otherwise imposed on payments to Centraal will be the sole responsibility of ALTAVISTA.

              13.14 GOVERNING LAW. The rights and obligations of the parties under this Agreement will not be governed by the 1980 U.N. Convention on Contracts for the International Sale of Goods; rather such rights and obligations shall be governed by and construed under the laws of the State of California, without reference to its conflict of laws principles.

              13.15 APPLICABILITY OF PROVISIONS LIMITING CENTRAAL'S LIABILITY. The provisions of this Agreement under which the liability of Centraal is excluded or limited, will not apply to the extent that such exclusions or limitations arc declared illegal or void under law,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

unless the illegality or invalidity is cured under such laws by the fact that the law of the State of California (USA) governs this Agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

CENTRAAL CORPORATION               ALTAVISTA COMPANY

By:    /s/Keith Teare              By:    /s/Greg Memo
   ----------------------------       -------------------------

Print Name:   Keith Teare          Print Name:   Greg Memo
           --------------------               -----------------

Title:        CEO                  Title:
      -------------------------          ----------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT A
                             Software and Deliverables

A.     CENTRAAL MATERIALS MADE AVAILABLE TO ALTAVISTA:

              The following Centraal Materials are to be provided to ALTAVISTA in a manner and form of Centraal's choosing: (1) Marketing Material, (2) Resolution Result Page and (3) Software APIs.

              The Software API's provided to ALTAVISTA consists of the following: (1) HTTP APIs for RealNames Resolvers and (2) XML interface for RealNames Data.

B.     ALTAVISTA PRODUCT

              The AltaVista Product shall include without limitation the following, as well as any Updates thereto:

       www.altavista.com
       www.altavista.de
       www.zip2.com
       www. shopping.com

C.     LOCALIZED CENTRAAL MATERIALS:

       All Centraal Materials and RealNames Service shall be provided to ALTAVISTA in the U.S. English language form unless specified otherwise. In addition, the following Centraal Materials and RealNames Service shall be provided by Centraal in a German Localized manner:

       Subscriber Agreement, Centraal's privacy policy and additional materials to be determined in writing by the parties.

       Centraal shall notify ALTAVISTA in writing when Localization in additional languages becomes available. The parties can agree in writing to update this Exhibit A with such additional Localized languages.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     EXHIBIT B
                                       Fees

A.            COMPENSATION FOR SUBSCRIPTIONS.

       ALTAVISTA's sole compensation under the terms of this Agreement for solicitation of RealNames Subscribers shall be in accordance with this Section A. During the term of this Agreement, ALTAVISTA shall receive a commission which equals [*] of the initial Annual Net Subscription Fees [*] actually received by Centraal for each paid subscription for a RealNames Address generated through the co-branded registration pages on the Integrated Product as provided for under the Agreement("ALTAVISTA Subscription Commission").

       By way of example, Customer X pays a $100 subscription fee, which there is a tax owing of $10 which has not been paid by Customer X, and which Centraal must pay a third party provider of RealNames support services [*] for Customer X. The payment owing to ALTAVISTA for ALTAVISTA Subscription Commission of Customer X would be [*] of [*] ($100 less $10 (tax) and less ([*] third party payment)), or [*].

       The ALTAVISTA Subscription Commission on a given order will be due and payable once per quarter. Centraal shall submit to ALTAVISTA at avreport@altavista.com quarterly statements of the commission or annuities due and payable to ALTAVISTA under the terms of this Section A of EXHIBIT B within 30 days of the end of each such quarter, and such report shall be accompanied with payment for such amounts owing in U.S. Dollars.

B.     COMPENSATION FOR REALNAMES RESOLUTION.

       During the term of this Agreement, ALTAVISTA's sole compensation for the provision of RealNames Resolution services shall be in accordance with this Section B. During the term of this Agreement, ALTAVISTA shall receive a commission which equals [*] of Net RealNames Resolution Fees generated through an Integrated Product ("ALTAVISTA Resolution Commission). ALTAVISTA acknowledges and accepts that as of the Effective Date of this Agreement only a limited number of RealNames Subscribers have agreed to compensate Centraal on a RealNames Resolution basis.

       By way of example, assume that Customer Y pays on a per RealNames Resolution basis and generates $1000 dollars worth of Real Names Resolutions during the relevant quarter. Assume also, that 50% of such RealNames Resolutions took place on an Integrated Product. Further assume that there is a tax of $100 owing, and Centraal must pay a third party provider of RealNames support services [*] for Customer Y. The payment owing to ALTAVISTA for ALTAVISTA Resolution Commission of Customer Y would be [*] of [*] ($500 (50% of the $1000 resolution income) less $100 (tax) and less [*] (third party payment)), or [*].

       The ALTAVISTA Resolution Commission on a given order will be due and payable once per quarter. Centraal shall submit to ALTAVISTA at avreport@altavista.com quarterly statements of the commission or annuities due and payable to ALTAVISTA under the terms of

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

this Section B of EXHIBIT B within 30 days of the end of each such quarter, and such report shall be accompanied with payment for such amounts owing in U.S. Dollars.

C.     COMPENSATION FROM CO-BRANDED PAGES.

       During the term of this Agreement, Centraal's sole compensation for creation and display of the Co-Branded Pages contemplated under Section 4 of the Agreement shall be in accordance with this Section C. During the term of this Agreement, Centraal shall receive a commission which equals [*] of the Net Paid Advertising Fees (including but not limited to Banner Ads) generated from such Co-Branded Pages ("Centraal Banner Commission).

       By way of example, assume that COMPANY Z accrues a bill of $1000 for banner advertising during the relevant quarter. Further assume that ALTAVISTA grants a $100 dollar discount off the bill due to service interruption. The payment owing to Centraal for Centraal Banner Commission of COMPANY Z would be [*] of $ 900 ($1000 less $100 refund), or [*].

       The Centraal Banner Commission on a given order will be due and payable once per quarter. ALTAVISTA shall submit to Centraal quarterly statements of the commission or annuities due and payable to Centraal under the terms of this Section C of EXHIBIT B within 30 days of the end of each such quarter, and such report shall be accompanied with payment for such amounts owing in U.S. Dollars.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT C
                          TRAINING, SUPPORT AND MAINTENANCE

SUPPORT

       During the term of this Agreement, Centraal shall provide a reasonable amount of telephone, e-mail, or fax back technical support, during Centraal's normal business hours, to ALTAVISTA's technical staff regarding the operation and integration of the RealNames Service. ALTAVISTA shall designate one technical support contact on ALTAVISTA's staff, and Centraal will not be obligated to provide technical support except pursuant to the request of such contact; provided, however, that upon written notice to Centraal, ALTAVISTA may replace such designee. All support will be provided in the U.S. English language.

MAINTENANCE

       During the term of this Agreement, Centraal shall provide all Updates that are generally released without additional cost to Centraal's other customers, to ALTAVISTA without such additional cost. Support for previous Updates Will end six (6) months after the release of the next update. All maintenance releases will be provided in the U.S. English language.

ORDER ADMINISTRATION

       During the term of this Agreement, Centraal or its designee shall be responsible for the administration of orders for RealNames Subscriptions and renewals thereof, including billings and collections.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      EXHIBIT D
                               ASSIGNMENT OF COPYRIGHT

For good and valuable consideration, the receipt of which is hereby acknowledged, ALTAVISTA located at ________________ (hereinafter referred to as "ASSIGNOR"), hereby grants and assigns to Centraal Corporation ("Centraal"), 2 Circle Star Way, 2nd Floor San Carlos, CA 94070-1350 all right, title and interest whatsoever, throughout the world, in and under the following materials:_____________________________________, to have and to hold the same, unto Centraal, its successors and assigns, for the full duration of all such rights, and any renewals and extensions thereof.

       This assignment is made pursuant to, and is subject to all of the terms of the Software Localization and Provider Agreement between ASSIGNOR and Centraal dated April ,1999.

       IN WITNESS THEREOF, I have hereunto set hand and seal this ________ day of______________________________, ______.

                                             (Signature)
                                                   NAME:
                                                        ----------------------
                                                  TITLE:
                                                        ----------------------
                                       NAME OF ASSIGNOR:
                                                        ----------------------
State of      )
              )S.S.
County of     )

       Before me this__________ day of __________________________ ,19
________ personally appeared: ___________________________________ to me known to be the person who is described in and who executed the foregoing assignment instrument and acknowledged to me that he/she executed the same of his/her own free will for the purpose therein expressed.

Notary Public or Consular
Officer of the United State of America

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     EXHIBIT E
                                SUBSCRIBER AGREEMENT

               CENTRAAL CORPORATION REALNAMES SUBSCRIPTION AGREEMENT

A. INTRODUCTION.

This RealNames Subscription Agreement ("Agreement") is submitted to CENTRAAL CORPORATION ("CENTRAAL") for the purpose of subscribing to CENTRAAL's RealNames Service (SM) on the Internet through CENTRAAL's subscription system also known as the RealNames System (SM). If this Agreement is accepted by CENTRAAL, and a RealNames (SM) address is allocated in CENTRAAL's Web address system to the Subscriber ("Subscriber"), Subscriber agrees to be bound by the terms of this Agreement.

B. FEES AND PAYMENTS.

Subscriber agrees to pay a NON-REFUNDABLE fee of ____________(US$_____) per year in consideration of each subscribed RealNames address. The payment may be made payable either directly to "CENTRAAL Corporation," or indirectly to CENTRAAL through a certified reseller.

This NON-REFUNDABLE fee covers a period of one (1) year for each new subscription or reservation of a RealNames address. This NON-REFUNDABLE fee includes any permitted modification(s) to the RealNames address record during the subscription or reservation. It also covers up to ten thousand (10,000) uses of the RealNames address per calendar month; CENTRAAL reserves the right to stop processing uses of the RealNames address after ten thousand (10,000) uses in a calendar month. Subscribers will be notified by CENTRAAL when a RealNames address usage exceeds ten thousand (10,000) uses per calendar month. Subscribers of a RealNames address which usage exceeds ten thousand (10,000) uses per calendar month will be subject to additional usage fees, at a rate to be agreed upon by CENTRAAL and Subscriber in advance of such charges. In the event that CENTRAAL and Subscriber cannot agree on such fees, Subscriber understands and agrees that CENTRAAL may terminate this Agreement without liability, including Subscriber's use of any RealNames address.

All payments will be due within thirty (30) days from the date of invoice. Subscriber understands and agrees that CENTRAAL may cancel Subscriber's subscription or reservation in the event that any payment is not made when due.

On the date of expiration, RealNames address subscriptions will be automatically renewed for the period of one year, unless the Subscriber notifies CENTRAAL in writing of its intention not to renew the RealNames subscription. Notification to cancel automatic renewals must be communicated to CENTRAAL by fax (1-650-858-0454) or email (sales@centraal.com) at least ten days prior to the RealNames subscription expiration date. Automatic renewals will be billed at CENTRAAL's then-current annual subscription price.

C. ALLOCATION OF REALNAMES ADDRESSES BY CENTRAAL.

Subscriber agrees that allocation of RealNames addresses by CENTRAAL is subject to CENTRAAL's discretion. CENTRAAL may at any time, with notice to Subscriber that is reasonable in the circumstances (including immediate notice when that is appropriate) reallocate a RealNames address previously or currently used by Subscriber. Any notice provided to Subscriber will be at the last address furnished by Subscriber to CENTRAAL. Subscriber understands that all systems of address with respect to the Internet are subject to varied and occasionally inconsistent principles, jurisdictions, and claims of right. Subscriber understands and agrees that CENTRAAL requires absolute discretion over, the allocation of RealNames addresses in light of the uncertain and often conflicting principles that are at work in the current state of the Internet. Subscriber understands and agrees that, because of CENTRAAL's discretion, CENTRAAL has the absolute right to allocate RealNames addresses, withdraw them, and reallocate them according to its own judgment as to what constitutes an optimal service and system. Subscriber further recognizes that CENTRAAL, with a view to optimizing its RealNames Service and RealNames Services, may apply standards of decision regarding allocation, reallocation, or withdrawal of RealNames addresses that evolve or change over time. If CENTRAAL does

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

not approve any RealNames address requested by Subscriber, or withdraws approval of, a RealNames address, CENTRAAL will attempt to provide an alternative RealNames address that is acceptable to both CENTRAAL and Subscriber. Subscriber accords to CENTRAAL the right to make decisions that it deems best in each context.

Subscriber understands that CENTRAAL has no dispute resolution, system. Subscriber also agrees that all goodwill in any RealNames address as an address in the RealNames Service, and all property rights in any RealNames address as an address in the RealNames Service, belong exclusively to CENTRAAL. Subscriber's use of the RealNames Service confers no property, business, or competition rights upon Subscriber.

D. DISPUTES.

In the event that Subscriber's subscription, reservation, RealNames address, or any other aspect of the RealNames Services, or any conduct by the Subscriber results in any challenge, claim, demand, or action to or against CENTRAAL, Subscriber agrees that CENTRAAL shall have the right to decide in its sole discretion what actions to take, including without limitation whether to continue to provide Subscriber's subscription, reservation, RealNames address, reservation or any other aspect of the RealNames Services affected by such claim. Subscriber understands and agrees that it has no vested interest or right in any procedures or rules of dispute resolution.

E. INDEMNITY.

Subscriber agrees to defend and indemnify CENTRAAL, as well as CENTRAAL's officers, employees, agents, resellers and representatives, against claims, demands, damages, costs, and liabilities arising from Subscriber's use, reference to, or advertising of a RealNames address; from the allocation by CENTRAAL of a RealNames address to Subscriber; and from the Subscriber's subscription, reservation or use of the RealNames Services or RealNames Service. Subscriber agrees that the financial obligation of Subscriber to CENTRAAL pursuant to this indemnity may be incorporated in CENTRAAL's invoices for services and are due when the invoices are due.

F. BREACH.

Subscriber understands and agrees that its failure to abide by any provision of this Agreement may be considered by CENTRAL to be a basis for cancellation of the subscription or reservation, withdrawal of the assigned RealNames address, and/or cancellation of the subscription or reservation.

G. AGENTS.

Subscriber agrees that if this Agreement is completed by an agent for the Subscriber, such as an ISP or Administrative Contact/Agent, the Subscriber is nonetheless bound as a principal by all terms and conditions herein.

H. USAGE STATISTICS.

Subscriber understands and agrees that CENTRAAL has the right to compile usage statistics and other data regarding use of CENTRAAL's RealNames Services and to sell and provide any and all such data to third parties.

I. LIMITATION OF LIABILITY.

Subscriber agrees that CENTRAAL, its officers, employees, agents, resellers and representatives shall have no liability to the Subscriber for any loss Subscriber may incur in connection with CENTRAAL's processing of this Agreement, in connection with CENTRAAL's processing of any authorized modification to the RealNames Service (including without limitation the RealNames address) during the covered period, as a result of the Subscriber's ISP's failure to pay either the initial subscription or reservation fee or renewal fee. Subscriber agrees that in no event shall the maximum liability of CENTRAAL, officers, employees, agents, resellers and representatives under this Agreement for any matter exceed and aggregate of five hundred United States dollars (US $500).

J. NO GUARANTY.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Subscriber agrees that, by subscription or reservation of a RealNames address, such subscription or reservation does not confer immunity from objection to either the subscription, reservation or use of the RealNames address. CENTRAAL DOES NOT WARRANT THAT THE OPERATION OF THE REALNAMES SERVICE AND/OR ANY REALNAMES ADDRESS WILL BE WITHOUT INTERRUPTION OR ERROR FREE. CENTRAAL DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT WILL CENTRAL BE LIABLE TO SUBSCRIBER OR ANY OTHER THIRD PARTY FOR ANY FAILURE, DISRUPTION, DOWNTIME, INCORRECT LINKAGE OR OTHER NON-PERFORMANCE OF THE REALNAMES SERVICE.

K. RIGHT OF REFUSAL.

CENTRAAL, in its sole discretion, reserves the right to refuse to enter into an agreement for any Subscriber. Subscriber agrees that the submission of this Agreement does not obligate CENTRAAL to accept this Agreement. Subscriber agrees that CENTRAAL shall not be liable for loss or damages that may result from CENTRAAL's refusal to accept this Agreement.

L. ENTIRETY.

Subscriber agrees that this Agreement comprises the complete and exclusive agreement between Subscriber and CENTRAAL regarding the subscription or reservation of Subscriber's RealNames address. This Agreement supersedes all prior agreements and understandings.

M. GOVERNING LAW.

Subscriber agrees that this Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California, United States of America, without regard to conflicts-of-law principles, applicable to contracts formed in California for services rendered in California. By submitting this Agreement, Subscriber consents to the exclusive and personal jurisdiction and venue of the federal and state courts located in the Northern District of California. This Agreement shall be deemed accepted at the offices of CENTRAAL in Palo Alto, California, U.S.A.

CENTRAAL CORPORATION REALNAMES SUBSCRIPTION AGREEMENT (0.3)

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT F-1
                              CENTRAAL TRADEMARKS


                                 [Insert Logo Here]

                            REALNAMES STANDARDIZED LOGO
                                     Font: OCRB




                                 [Insert Logo Here]

                               REALNAMES ENABLED LOGO
                                     Font: OCRB






          -C-1998 REALNAMES (sm) is a service mark of centraal corporation

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT F-2
                              ALTAVISTA Trademarks
                              --------------------













[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


Confidential                        Page 26                             5/18/99

                                                                  May 27, 1999

BY HAND DELIVERY, REGISTERED MAIL, AND FAX
                                                 Fax: 650-298-8085
CENTRAAL CORPORATION
Two, Circle Star Way, 2nd Floor
P.O. Box 3500
San Carlos, CA 94070-1350

               Re: Internet Services Agreement, dated April 2, 1998, between Digital Equipment Corp. (a wholly-owned SUBSIDIARY OF COMPAQ) AND CENTRAAL CORPORATION

Gentlemen:

       Compaq Computer Corporation ("Compaq") has entered into a Contribution and Subscription Agreement with the AltaVista Company, a Delaware corporation and a wholly-owned subsidiary of Compaq ("AltaVista"), dated as of June 1, 1999, pursuant to which Compaq will contribute certain of its assets into AltaVista and AltaVista will assume certain liabilities of Compaq. In connection with such contribution, Compaq desires to assign to AltaVista all of its rights and obligations under the Internet Services Agreement, dated April 2, 1998, by and between Digital Equipment Corp. (a wholly-owned subsidiary of Compaq) and Centraal Corporation (the "Agreement").

       Please indicate your consent to Compaq's assignment to AltaVista of its rights and obligations pursuant to the Agreement by signing the attached copy of this letter and returning it to the undersigned. In the future, please direct any notices related to the Agreement to AltaVista Company, VP & General Manager, 1825 S. Grant Street, Suite 410, San Mateo, California 94402.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       Very truly yours,

                                       COMPAQ COMPUTER CORPORATION


                                       By:  /S/ Kurt Losert
                                         Name: Kurt Losert
                                         Title: Vice President

Consented to and confirmed as aforesaid:

CENTRAAL CORPORATION


By: /s/ Michael Arrington
Name:  Michael Arrington
Title: General Counsel

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       2